HALE AND DORR LLP
                               COUNSELLORS AT LAW

                  60 STATE STREET, BOSTON, MASSACHUSETTS 02109
                         617-526-6000 o FAX 617-526-5000

                                                        CHRISTINA NICOLOSI

                                                           617-526-6284
                                                 christina.nicolosi@haledorr.com



                                     January 25, 1999



VIA ELECTRONIC TRANSMISSION
---------------------------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, D.C.  20549

           Re:       Diatide, Inc. (File No. 0-28434)
                     --------------------------------

Ladies and Gentlemen:

           On behalf of Diatide, Inc. (the "Company"), attached for filing pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, Rule 13a-11 thereunder, and Regulation S-T, is a Current Report on Form 8-K.

           Please do not hesitate to call the undersigned at the number above if you have any questions or if I may be of further assistance.

                                                          Very truly yours,

                                                          /s/ Christina Nicolosi

                                                          Christina Nicolosi

CN/lml
Enclosure

cc:        Richard T. Dean, Ph.D.
           Mr. Daniel Harrington
           Jeffrey N. Carp, Esq.




Washington, DC                    Boston, MA                         London, UK*
--------------------------------------------------------------------------------

              HALE AND DORR LLP INCLUDES PROFESSIONAL CORPORATIONS
  *BROBECK HALE AND DORR INTERNATIONAL (AN INDEPENDENT JOINT VENTURE LAW FIRM)

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): January 19, 1999
                                                  ----------------


                                 Diatide, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 ---------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       0-28434                                           04-3078258
------------------------                    ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


Nine Delta Drive
Londonderry, New Hampshire                                   03053
----------------------------------------                    -----------
(Address of Principal Executive Offices)                    (Zip Code)


                                 (603) 437-8970
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.        Other Events.

           On January 19, 1999, Diatide, Inc. (the "Company") completed the sale of approximately $6.0 million of convertible preferred stock (the "Preferred Stock") to two investors in a private transaction. The Preferred Stock is convertible into 825,309 shares of the Company's Common Stock, $.001 par value per share (the "Common Stock"), at a conversion price per share of $7.27. The Company also issued Common Stock Purchase Warrants (the "Warrants") to the investors to purchase in the aggregate 123,795 shares of Common Stock at an exercise price of $8.72 per share. The Warrants will expire on January 19, 2001.

           Under the terms of a Registration Rights Agreement, dated as of January 19, 1999, the investors holding in the aggregate at least 51% of the Stockholder Registrable Shares (as defined therein) have the right to require the Company to register the Common Stock issuable upon the conversion of the Preferred Stock or the exercise of the Warrants at any time after January 19, 2000.

           On January 21, 1999, the Company issued a press release announcing that it has sold $6.0 million of preferred stock to two investors in a private transaction. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

           (c) Exhibits.

           See Exhibit Index attached hereto.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 25, 1999           DIATIDE, INC.


                                  By:   /s/Daniel F. Harrington
                                        ----------------------------------------
                                        Daniel F. Harrington
                                        Vice President, Chief Financial Officer
                                        and Treasurer

                                  EXHIBIT INDEX

Exhibit
Number                             Description
-------                            -----------

3.1           Restated Certificate of Incorporation, as amended.

4.1           Specimen Certificate for shares of Series B
              Convertible Preferred Stock, $.01 par value, of the Registrant.

4.2           Form of Common Stock Purchase Warrant dated as of January 19,
              1999.

10.1 Securities Purchase Agreement dated as of January 19, 1999, among Alta BioPharma Partners, L.P., Alta Embarcadero BioPharma Partners, LLC and the Registrant.

10.2 Registration Rights Agreement dated as of January 19, 1999, among Alta BioPharma Partners, L.P., Alta Embarcadero BioPharma Partners, LLC and the Registrant.

99.1          Press Release dated January 21, 1999.